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                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


        We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-87247, 333-87171 and 333-75909) and Form S-8
(Nos. 333-48428, 333-87567, 333-87943, 033-35318, 333-44893, 333-44895,
033-64779, 033-35225 and 333-58759) of Netegrity, Inc. of our reports dated January 25, 2001, relating to the financial statements and financial statement schedule, which appear in this Form 10-K.



                                                      PricewaterhouseCoopers LLP
Boston, Massachusetts
February 28, 2001